                                                                      EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on November 15, 2004 and covers activity from September 26, 2004 through October 25, 2004.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of November, 2004.



                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By:    /s/ Michael McFerran
                                                   ----------------------------
                                            Name:  Michael McFerran
                                            Title: Vice President
                                                   Securitization Operations &
                                                   Accounting

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                           Trust Totals
-----------------                                           ------------

Number of days in period                                              30
Beginning Principal Receivable Balance                 23,304,048,060.33
Special Funding Account Balance                                     0.00
Beginning Total Principal Balance                      23,304,048,060.33
Finance Charge Collections (excluding                     355,460,467.16
 Recoveries)
Recoveries                                                 18,952,598.03
Total Collections of Finance Charge Receivables           374,413,065.19
Total Collections of Principal Receivables              5,385,522,598.83
Monthly Payment Rate                                            23.1098%
Defaulted amount                                           91,820,054.22
Annualized Default Rate                                          4.8447%
Trust Portfolio Yield                                           14.7537%
New Principal Receivables                               5,232,490,606.06
Ending Principal Receivables Balance                   23,059,196,013.35
Ending Required Minimum Principal Balance              21,694,250,000.00
Ending Transferor Amount                                2,784,196,013.35
Ending Special Funding Account Balance                              0.00
Ending Total Principal Balance                         23,059,196,013.35

























                                      - 02 -



B. Series Allocations                                          Series 2000-1     Series 2000-2      Series 2000-3      Series 2000-4
---------------------                                          -------------     -------------      -------------      -------------
Group Number                                                               1                 2                  2                  2
Invested Amount                                               500,000,000.00    500,000,000.00   1,000,000,000.00   1,212,122,000.00
Adjusted Invested Amount                                      500,000,000.00    500,000,000.00   1,000,000,000.00   1,212,122,000.00
Principal Funding Account Balance                                       0.00              0.00               0.00               0.00
Series Required Transferor Amount                              35,000,000.00     35,000,000.00      70,000,000.00      84,848,540.00
Series Allocation Percentage                                           2.47%             2.47%              4.93%              5.98%
Series Alloc. Finance Charge Collections                        9,233,367.82      9,233,367.82      18,466,735.64      22,383,936.54
Series Allocable Recoveries                                       467,388.36        467,388.36         934,776.72       1,133,063.43
Series Alloc. Principal Collections                           132,811,901.33    132,811,901.33     265,623,802.65     321,968,454.92
Series Allocable Defaulted Amount                               2,264,366.32      2,264,366.32       4,528,732.64       5,489,376.46

B. Series Allocations                         Series 2000-5    Series 2001-1     Series 2001-2      Series 2001-3      Series 2001-4
---------------------                         -------------    -------------     -------------      -------------      -------------

Group Number                                              2                2                 1                  2                  2
Invested Amount                              787,878,000.00   750,000,000.00    250,000,000.00     750,000,000.00     725,000,000.00
Adjusted Invested Amount                     787,878,000.00   750,000,000.00    250,000,000.00     750,000,000.00     725,000,000.00
Principal Funding Account Balance                      0.00             0.00              0.00               0.00               0.00
Series Required Transferor Amount             55,151,460.00    52,500,000.00     17,500,000.00      52,500,000.00      50,750,000.00
Series Allocation Percentage                          3.89%            3.70%             1.23%              3.70%              3.58%
Series Alloc. Finance Charge Collections      14,549,534.75    13,850,051.73      4,616,683.91      13,850,051.73      13,388,383.34
Series Allocable Recoveries                      736,490.01       701,082.54        233,694.18         701,082.54         677,713.12
Series Alloc. Principal Collections          209,279,150.39   199,217,851.99     66,405,950.66     199,217,851.99     192,577,256.92
Series Allocable Defaulted Amount              3,568,088.81     3,396,549.48      1,132,183.16       3,396,549.48       3,283,331.16

B. Series Allocations                         Series 2001-5    Series 2001-6     Series 2001-7      Series 2002-1      Series 2002-2
---------------------                         -------------    -------------     -------------      -------------      -------------

Group Number                                              2                2                 2                  2                  2
Invested Amount                              500,000,000.00   700,000,000.00    650,000,000.00     920,000,000.00     940,000,000.00
Adjusted Invested Amount                     500,000,000.00   700,000,000.00    650,000,000.00     920,000,000.00     940,000,000.00
Principal Funding Account Balance                      0.00             0.00              0.00               0.00               0.00
Series Required Transferor Amount             35,000,000.00    49,000,000.00     45,500,000.00      64,400,000.00      65,800,000.00
Series Allocation Percentage                          2.47%            3.45%             3.21%              4.54%              4.64%
Series Alloc. Finance Charge Collections       9,233,367.82    12,926,714.95     12,003,378.17      16,989,396.79      17,358,731.51
Series Allocable Recoveries                      467,388.36       654,343.71        607,604.87         859,994.58         878,690.12
Series Alloc. Principal Collections          132,811,901.33   185,936,661.86    172,655,471.73     244,373,898.44     249,686,374.50
Series Allocable Defaulted Amount              2,264,366.32     3,170,112.85      2,943,676.21       4,166,434.03       4,257,008.68

B. Series Allocations                         Series 2002-3    Series 2002-4     Series 2002-5      Series 2002-6      Series 2003-1
---------------------                         -------------    -------------     -------------      -------------      -------------

Group Number                                              2                2                 2                  2                  2
Invested Amount                              920,000,000.00   500,000,000.00    600,000,000.00     720,000,000.00     920,000,000.00
Adjusted Invested Amount                     920,000,000.00   500,000,000.00    600,000,000.00     720,000,000.00     920,000,000.00
Principal Funding Account Balance                      0.00             0.00              0.00               0.00               0.00
Series Required Transferor Amount             64,400,000.00    35,000,000.00     42,000,000.00      50,400,000.00      64,400,000.00
Series Allocation Percentage                          4.54%            2.47%             2.96%              3.55%              4.54%
Series Alloc. Finance Charge Collections      16,989,396.79     9,233,367.82     11,080,041.39      13,296,049.66      16,989,396.79
Series Allocable Recoveries                      859,994.58       467,388.36        560,866.03         673,039.24         859,994.58
Series Alloc. Principal Collections          244,373,898.44   132,811,901.33    159,374,281.59     191,249,137.91     244,373,898.44
Series Allocable Defaulted Amount              4,166,434.03     2,264,366.32      2,717,239.58       3,260,687.50       4,166,434.03

B. Series Allocations                         Series 2003-2    Series 2003-3     Series 2003-4      Series 2004-1      Series 2004-2
---------------------                         -------------    ------------      -------------      -------------      -------------

Group Number                                              2                2                 1                  2                  2
Invested Amount                            1,100,000,000.00   750,000,000.00    680,000,000.00     800,000,000.00     400,000,000.00
Adjusted Invested Amount                   1,100,000,000.00   750,000,000.00    680,000,000.00     800,000,000.00     400,000,000.00
Principal Funding Account Balance                      0.00             0.00              0.00               0.00               0.00
Series Required Transferor Amount             77,000,000.00    52,500,000.00     47,600,000.00      56,000,000.00      28,000,000.00
Series Allocation Percentage                          5.43%            3.70%             3.35%              3.95%              1.97%
Series Alloc. Finance Charge Collections      20,313,409.21    13,850,051.73     12,557,380.24      14,773,388.52       7,386,694.26
Series Allocable Recoveries                    1,028,254.39       701,082.54        635,648.17         747,821.38         373,910.69
Series Alloc. Principal Collections          292,186,182.92   199,217,851.99    180,624,185.81     212,499,042.12     106,249,521.06
Series Allocable Defaulted Amount              4,981,605.90     3,396,549.48      3,079,538.19       3,622,986.11       1,811,493.05


                                        - 03 -

B. Series Allocations                       Series 2004-3      Series 2004-4      Series 2004-5                          Trust Total
---------------------                       -------------      -------------      -------------                          -----------
Group Number                                            1                  2                  2
Invested Amount                            600,000,000.00   1,100,000,000.00   1,000,000,000.00                    20,275,000,000.00
Adjusted Invested Amount                   600,000,000.00   1,100,000,000.00   1,000,000,000.00                    20,275,000,000.00
Principal Funding Account Balance                    0.00               0.00               0.00                                 0.00
Series Required Transferor Amount           42,000,000.00      77,000,000.00      70,000,000.00                     1,419,250,000.00
Series Allocation Percentage                        2.96%              5.43%              4.93%                                 100%
Series Alloc. Finance
  Charge Collections                        11,080,041.39      20,313,409.21      18,466,735.64                       374,413,065.19
Series Allocable Recoveries                    560,866.03       1,028,254.39         934,776.72                        18,952,598.03
Series Alloc. Principal Collections        159,374,281.59     292,186,182.92     265,623,802.65                     5,385,522,598.83
Series Allocable Defaulted Amount            2,717,239.58       4,981,605.90       4,528,732.64                        91,820,054.22

C. Group Allocations
--------------------
1. Group 1 Allocations                                                            Series 2000-1
----------------------                                                            -------------
Invested Amount                                                                  500,000,000.00
Investor Finance Charge Collections                                                8,036,333.47

Investor Monthly Interest                                                          2,869,447.92
Investor Default Amount                                                            1,970,045.16
Investor Monthly Fees                                                                833,333.33
Investor Additional Amounts                                                                0.00
Total                                                                              5,672,826.41

Reallocated Investor Finance
  Charge Collections                                                               9,153,863.81
Available Excess                                                                   3,481,037.40

1. Group 1 Allocations                      Series 2001-2    Series 2003-4        Series 2004-3                        Group 1 Total
----------------------                      -------------    -------------        -------------                        -------------
Invested Amount                            250,000,000.00   680,000,000.00       600,000,000.00                     2,030,000,000.00
Investor Finance Charge Collections          4,016,609.73    10,925,178.48         9,639,863.36                        32,617,985.05

Investor Monthly Interest                    1,113,343.75     1,014,630.83         2,102,720.00                         7,100,142.50
Investor Default Amount                        985,022.58     2,679,261.42         2,364,054.19                         7,998,383.35
Investor Monthly Fees                          416,666.67     1,133,333.33         1,000,000.00                         3,383,333.33
Investor Additional Amounts                          0.00             0.00                 0.00                                 0.00
Total                                        2,515,033.00     4,827,225.59         5,466,774.19                        18,481,859.19

Reallocated Investor Finance
  Charge Collections                         4,255,551.70     9,561,436.45         9,644,019.08                        32,614,871.05
Available Excess                             1,740,518.70     4,734,210.87         4,177,244.88                        14,133,011.86

2. Group 2 Allocations                                       Series 2000-2        Series 2000-3     Series 2000-4      Series 2000-5
----------------------                                       -------------        -------------     -------------      -------------
Invested Amount                                             500,000,000.00     1,000,000,000.00  1,212,122,000.00     787,878,000.00
Investor Finance Charge Collections                           8,036,189.47        16,066,438.94     19,474,484.10      12,658,393.78

Investor Monthly Interest                                       896,255.21         1,788,958.33      2,147,743.15       1,399,914.59
Investor Default Amount                                       1,970,045.16         3,940,090.32      4,775,870.16       3,104,310.48
Investor Monthly Fees                                           833,333.33         1,666,666.67      2,020,203.33       1,313,130.00
Investor Additional Amounts                                           0.00                 0.00              0.00               0.00
Total                                                         3,699,633.70         7,395,715.32      8,943,816.65       5,817,355.07

Reallocated Investor Finance
  Charge Collections                                          8,048,333.05        16,093,114.02     19,486,124.95      12,669,844.16
Investment Funding Account Proceeds                                                                   2,478.00
Available Excess                                              4,348,699.35         8,697,398.69     10,544,786.30       6,852,489.09

2. Group 2 Allocations                      Series 2001-1    Series 2001-3        Series 2001-4     Series 2001-5      Series 2001-6
----------------------                      -------------    -------------        -------------     -------------      -------------
Invested Amount                            750,000,000.00   750,000,000.00       725,000,000.00    500,000,000.00     700,000,000.00
Investor Finance Charge Collections         12,049,829.20    12,049,829.20        11,648,168.23      8,033,219.47      11,246,507.26

Investor Monthly Interest                    1,334,679.17     1,327,284.38         1,283,041.56        905,027.78       1,232,379.17
Investor Default Amount                      2,955,067.74     2,955,067.74         2,856,565.48      1,970,045.16       2,758,063.23
Investor Monthly Fees                        1,250,000.00     1,250,000.00         1,208,333.33        833,333.33       1,166,666.67
Investor Additional Amounts                          0.00             0.00                 0.00              0.00               0.00
Total                                        5,539,746.91     5,532,352.12         5,347,940.38      3,708,406.27       5,157,109.06

Reallocated Investor Finance
  Charge Collections                        12,062,795.93    12,055,401.14        11,653,554.43      8,057,105.62      11,245,288.14
Investment Funding Account Proceeds
Available Excess                             6,523,049.02     6,523,049.02         6,305,614.05      4,348,699.35       6,088,179.09

                                             - 04 -



2. Group 2 Allocations                      Series 2001-7    Series 2002-1      Series 2002-2      Series 2002-3       Series 2002-4
----------------------                      -------------    -------------      -------------      -------------       -------------
Invested Amount                            650,000,000.00   920,000,000.00     940,000,000.00     920,000,000.00      500,000,000.00
Investor Finance Charge Collections         10,443,185.31    14,781,123.82      15,102,452.60      14,781,123.82        8,033,219.47

Investor Monthly Interest                    1,144,799.86     1,616,331.39       1,650,821.47       1,615,063.83          850,476.39
Investor Default Amount                      2,561,058.71     3,624,883.10       3,703,684.90       3,624,883.10        1,970,045.16
Investor Monthly Fees                        1,083,333.33     1,533,333.33       1,566,666.67       1,533,333.33          833,333.33
Investor Additional Amounts                          0.00             0.00               0.00               0.00                0.00
Total                                        4,789,191.90     6,774,547.82       6,921,173.04       6,773,280.26        3,653,854.88

Reallocated Investor Finance
  Charge Collections                        10,442,501.05    14,776,154.62      15,096,727.81      14,774,887.06        8,002,554.23
Investment Funding Account Proceeds
Available Excess                             5,653,309.15     8,001,606.80       8,175,554.77       8,001,606.80        4,348,699.35

2. Group 2 Allocations                      Series 2002-5    Series 2002-6      Series 2003-1      Series 2003-2       Series 2003-3
----------------------                      -------------    -------------      -------------      -------------       -------------
Invested Amount                            600,000,000.00   720,000,000.00     920,000,000.00   1,100,000,000.00      750,000,000.00
Investor Finance Charge Collections          9,639,863.36    11,567,836.04      14,781,123.82      17,673,082.83       12,049,829.20

Investor Monthly Interest                    1,081,770.83     1,282,780.00       1,616,331.39       1,930,296.81        1,315,078.13
Investor Default Amount                      2,364,054.19     2,836,865.03       3,624,883.10       4,334,099.35        2,955,067.74
Investor Monthly Fees                        1,000,000.00     1,200,000.00       1,533,333.33       1,833,333.33        1,250,000.00
Investor Additional Amounts                          0.00             0.00               0.00               0.00                0.00
Total                                        4,445,825.03     5,319,645.03       6,774,547.82       8,097,729.49        5,520,145.87

Reallocated Investor Finance
  Charge Collections                         9,664,264.24    11,581,772.09      14,776,154.62      17,664,868.06       12,043,194.89
Investment Funding Account Proceeds
Available Excess                             5,218,439.22     6,262,127.06       8,001,606.80       9,567,138.56        6,523,049.02

2. Group 2 Allocations                      Series 2004-1    Series 2004-2      Series 2004-4      Series 2004-5       Group 2 Total
----------------------                      -------------    -------------      -------------      -------------       -------------
Invested Amount                            800,000,000.00   400,000,000.00   1,100,000,000.00   1,000,000,000.00   18,245,000,000.00
Investor Finance Charge Collections         12,853,151.15     6,426,575.58      17,673,082.83      16,066,438.94      293,135,148.44

Investor Monthly Interest                    1,381,256.67       723,333.33       1,902,448.47       1,726,786.11       32,152,858.01
Investor Default Amount                      3,152,072.26     1,576,036.13       4,334,099.35       3,940,090.32       71,886,947.92
Investor Monthly Fees                        1,333,333.33       666,666.67       1,833,333.33       1,666,666.67       30,408,333.33
Investor Additional Amounts                          0.00             0.00               0.00               0.00                0.00
Total                                        5,866,662.26     2,966,036.13       8,069,881.16       7,333,543.10      134,448,139.26

Reallocated Investor Finance
  Charge Collections                        12,824,581.21     6,444,995.61      17,637,019.72      16,030,941.79      293,132,178.44
Investment Funding Account Proceeds                                                                                         2,478.00
Available Excess                             6,957,918.96     3,478,959.48       9,567,138.56       8,697,398.69      158,686,517.18

                                                  GROUP I         GROUP II
                                                  -------         --------
Group Investor Finance Charge Collections   32,614,871.05   293,132,178.44
Group Expenses                              18,481,859.19   134,448,139.26
Reallocable Investor Finance
  Charge Collections                        14,133,011.86   158,684,039.18


D. Trust Performance
---------------------

Delinquencies:

31-60 Days Delinquent:                        257,099,031
61-90 Days Delinquent:                        149,145,115
90+ Days Delinquent:                          220,714,923
Total 30+ Days Delinquent:                    626,959,068



                                              - 05 -



II. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                574,699,089.03        500,000,000.00        74,699,089.03
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables                9,233,367.82          8,036,333.47         1,200,148.35
Collections of Principal Receivables                 132,811,901.33        115,549,079.39        17,262,821.94
Defaulted Amount                                       2,264,366.32          1,970,045.16           294,321.16

Ending Invested / Transferor Amounts                 568,660,814.14        500,000,000.00        68,660,814.14


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                       2,162,500.00                  0.00                 0.00        2,162,500.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                7.2000%               7.4000%              2.7700%
Monthly Interest Due                                   2,595,000.00            185,000.00            89,447.92        2,869,447.92
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     2,595,000.00            185,000.00            89,447.92        2,869,447.92
Investor Default Amount                                1,704,089.06            118,202.71           147,753.39        1,970,045.16
Investor Monthly Fees Due                                720,833.33             50,000.00            62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                              5,019,922.40            353,202.71           299,701.30        5,672,826.41

Reallocated Investor Finance Charge Collections                                                                       9,153,863.81
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                               3,114.00
Series Adjusted Portfolio Yield                                                                                           17.4882%
Base Rate                                                                                                                  8.7195%
Excess Spread Percentage                                                                                                   8.3620%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       432,500,000.00         30,000,000.00        37,500,000.00      500,000,000.00
Interest Distributions                                 2,595,000.00            185,000.00            89,447.92        2,869,447.92
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    2,595,000.00            185,000.00            89,447.92        2,869,447.92
Ending Certificates Balance                          432,500,000.00         30,000,000.00        37,500,000.00      500,000,000.00






                                          - 06 -

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $6.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $6.00

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00
     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $6.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $6.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00


                                     - 07 -

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $89,447.92

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $89,447.92

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00




                                     - 08 -

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $7,920,785.81

          a.   Class A Monthly Interest:                        $2,595,000.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,704,089.06
          e.   Excess Spread:                                   $3,621,696.75

     2.   Class B Available Funds:                                $549,418.67

          a.   Class B Monthly Interest:                          $185,000.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $364,418.67

     3.   Collateral Available Funds:                             $686,773.34

          a.   Excess Spread:                                     $686,773.34

     4.   Total Excess Spread:                                  $4,672,888.75
K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2000-1 Allocable Principal
          Collections:                                        $132,811,901.33

     3.   Principal Allocation Percentage of
          Series 2000-1 Allocable Principal
          Collections:                                        $115,549,079.39

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $115,549,079.39

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,970,045.16

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $117,519,124.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $37,500,000.00

     2.   Required Collateral Invested Amount:                 $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $117,519,124.55




                                     - 09 -

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.   Excess Spread:                                        $4,672,888.75
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $118,202.71
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                  $89,447.92
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $147,753.39
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $3,484,151.40

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 8.7195%
          b.   Prior Monthly Period                                   8.9947%
          c.   Second Prior Monthly Period                            8.9825%

     2.   Three Month Average Base Rate                               8.8989%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                17.4882%
          b.   Prior Monthly Period                                  16.4485%
          c.   Second Prior Monthly Period                           17.0535%

     4.   Three Month Average Series Adjusted Portfolio Yield        16.9967%



III. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         -------------          -----------
Beginning Invested /Transferor Amount                574,699,089.03        500,000,000.00        74,699,089.03
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables                9,233,367.82          8,036,189.47         1,200,148.35
Collections of Principal Receivables                 132,811,901.33        115,549,079.39        17,262,821.94
Defaulted Amount                                       2,264,366.32          1,970,045.16           294,321.16

Ending Invested / Transferor Amounts                 568,660,814.14        500,000,000.00        68,660,814.14


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                       2,062,500.00                  0.00                 0.00        2,062,500.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                2.0350%               2.2200%              2.3700%
Monthly Interest Due                                     722,848.96             76,466.67            96,939.58          896,255.21
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                       722,848.96             76,466.67            96,939.58          896,255.21
Investor Default Amount                                1,625,287.26            157,603.61           187,154.29        1,970,045.16
Investor Monthly Fees Due                                687,500.00             66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                              3,035,636.22            300,736.95           363,260.54        3,699,633.70

Reallocated Investor Finance Charge Collections                                                                       8,048,333.05
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                               2,970.00
Series Adjusted Portfolio Yield                                                                                           14.7977%
Base Rate                                                                                                                  4.0729%
Excess Spread Percentage                                                                                                  10.4440%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                   722,848.96             76,466.67            96,939.58          896,255.21
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                      722,848.96             76,466.67            96,939.58          896,255.21
Ending Certificates Balance                          412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.75

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.75

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00
     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $96,939.58

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $96,939.58

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $6,642,325.02

          a.   Class A Monthly Interest:                          $722,848.96
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,625,287.26
          e.   Excess Spread:                                   $4,294,188.80

     2.   Class B Available Funds:                                $644,104.24

          a.   Class B Monthly Interest:                           $76,466.67
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $567,637.58

     3.   Collateral Available Funds:                             $764,873.79

          a.   Excess Spread:                                     $764,873.79

     4.   Total Excess Spread:                                  $5,626,700.17
K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2000-2 Allocable Principal
          Collections:                                        $132,811,901.33

     3.   Principal Allocation Percentage of
          Series 2000-2 Allocable Principal
          Collections:                                        $115,549,079.39

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $115,549,079.39

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,970,045.16

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $117,519,124.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $47,500,000.00

     2.   Required Collateral Invested Amount:                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $117,519,124.55

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.   Excess Spread:                                        $5,626,700.17
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $157,603.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                  $96,939.58
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $187,154.29
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $4,351,669.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0729%
          b.   Prior Monthly Period                                   4.0268%
          c.   Second Prior Monthly Period                            3.8646%

     2.   Three Month Average Base Rate                               3.9881%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7977%
          b.   Prior Monthly Period                                  13.8619%
          c.   Second Prior Monthly Period                           14.3691%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3429%




                                      - 15



IV. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,149,398,178.07      1,000,000,000.00       149,398,178.07
Beginning Adjusted Invested Amount                              N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               18,466,735.64         16,066,438.94         2,400,296.71
Collections of Principal Receivables                 265,623,802.65        231,098,158.78        34,525,643.88
Defaulted Amount                                       4,528,732.64          3,940,090.32           588,642.32

Ending Invested / Transferor Amounts               1,137,321,628.28      1,000,000,000.00       137,321,628.28


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                2.0300%               2.2200%              2.3700%
Monthly Interest Due                                   1,442,145.83            152,933.33           193,879.17        1,788,958.33
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,442,145.83            152,933.33           193,879.17        1,788,958.33
Investor Default Amount                                3,250,574.52            315,207.23           374,308.58        3,940,090.32
Investor Monthly Fees Due                              1,375,000.00            133,333.33           158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,067,720.35            601,473.89           726,521.08        7,395,715.32

Reallocated Investor Finance Charge Collections                                                                      16,093,114.02
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7862%
Base Rate                                                                                                                  4.0687%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             -----------            -----

Beginning Certificates Balance                       825,000,000.00         80,000,000.00        95,000,000.00    1,000,000,000.00
Interest Distributions                                 1,442,145.83            152,933.33           193,879.17        1,788,958.33
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,442,145.83            152,933.33           193,879.17        1,788,958.33
Ending Certificates Balance                          825,000,000.00         80,000,000.00        95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.75

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.75

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $193,879.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $193,879.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $13,276,819.06

          a.   Class A Monthly Interest:                        $1,442,145.83
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,250,574.52
          e.   Excess Spread:                                   $8,584,098.71

     2.   Class B Available Funds:                              $1,287,449.12

          a.   Class B Monthly Interest:                          $152,933.33
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,134,515.79

     3.   Collateral Available Funds:                           $1,528,845.83

          a.   Excess Spread:                                   $1,528,845.83

     4.   Total Excess Spread:                                 $11,247,460.33
K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2000-3 Allocable Principal
          Collections:                                        $265,623,802.65

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                        $231,098,158.78

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $231,098,158.78

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,940,090.32

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $235,038,249.10

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $95,000,000.00

     2.   Required Collateral Invested Amount:                 $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $235,038,249.10

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                       $11,247,460.33
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $315,207.23
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $193,879.17
     9.   Applied to unpaid Monthly Servicing Fee:              $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $374,308.58
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $8,697,398.69

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0687%
          b.   Prior Monthly Period                                   4.0226%
          c.   Second Prior Monthly Period                            3.8604%

     2.   Three Month Average Base Rate                               3.9839%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7862%
          b.   Prior Monthly Period                                  13.8579%
          c.   Second Prior Monthly Period                           14.3649%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3363%



V. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,393,210,818.40      1,212,122,000.00       181,088,818.40
Beginning Adjusted Invested Amount                              N/A      1,212,122,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               22,383,936.54         19,476,962.10         2,909,452.44
Collections of Principal Receivables                 321,968,454.92        280,119,162.41        41,849,292.51
Defaulted Amount                                       5,489,376.46          4,775,870.16           713,506.30

Ending Invested / Transferor Amounts               1,378,572,566.71      1,212,122,000.00       166,450,566.71


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                2.0050%               2.2300%              2.3700%
Monthly Interest Due                                   1,726,527.78            186,209.34           235,006.04        2,147,743.15
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,726,527.78            186,209.34           235,006.04        2,147,743.15
Investor Default Amount                                3,940,090.32            382,070.56           453,709.28        4,775,870.16
Investor Monthly Fees Due                              1,666,666.67            161,616.67           191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                              7,333,284.77            729,896.56           880,635.32        8,943,816.65

Reallocated Investor Finance Charge Collections                                                                      19,486,124.95
Interest and Principal Funding Investment Proceeds                                                                        2,478.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7679%
Base Rate                                                                                                                  4.0486%
Excess Spread Percentage                                                                                                  10.4393%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                     1,000,000,000.00         96,970,000.00       115,152,000.00    1,212,122,000.00
Interest Distributions                                 1,726,527.78            186,209.34           235,006.04        2,147,743.15
Interest Deposits - Interest Funding Account          (1,726,527.78)          (186,209.34)                0.00       (1,912,737.11)
Interest Funding Account Distributions                         0.00                  0.00                 0.00                0.00
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                            0.00                  0.00           235,006.04          235,006.04
Ending Interest Funding Account Balance                3,397,361.11            366,411.92                 0.00        3,763,773.03
Ending Certificates Balance                        1,000,000,000.00         96,970,000.00       115,152,000.00    1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.73

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.73

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.92

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.92

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $235,006.04

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $235,006.04

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.Class A Available Funds (Includes Int. Income from IFA): 16,078,520.63

          a.   Class A Monthly Interest:                        $1,726,527.78
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,940,090.32
          e.   Excess Spread:                                  $10,411,902.53

     2.   Class B Available Funds:                              $1,558,893.85

          a.   Class B Monthly Interest:                          $186,209.34
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,372,684.52

     3.   Collateral Available Funds:                           $1,851,188.46

          a.   Excess Spread:                                   $1,851,188.46

     4.   Total Excess Spread:                                 $13,635,775.51
K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2000-4 Allocable Principal
          Collections:                                        $321,968,454.92

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                        $280,119,162.41

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $280,119,162.41

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $4,775,870.16

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $284,895,032.58

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $115,152,000.00

     2.   Required Collateral Invested Amount:                $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $284,895,032.58

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                       $13,635,775.51
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $382,070.56
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $235,006.04
     9.   Applied to unpaid Monthly Servicing Fee:              $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $453,709.28
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                             $10,544,786.30

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0486%
          b.   Prior Monthly Period                                   4.1034%
          c.   Second Prior Monthly Period                            3.7577%

     2.   Three Month Average Base Rate                               3.9699%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7679%
          b.   Prior Monthly Period                                  13.9361%
          c.   Second Prior Monthly Period                           14.2662%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3234%



VI. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                905,585,537.74        787,878,000.00       117,707,537.74
Beginning Adjusted Invested Amount                              N/A        787,878,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               14,549,534.75         12,658,393.78         1,891,140.97
Collections of Principal Receivables                 209,279,150.39        182,077,155.14        27,201,995.25
Defaulted Amount                                       3,568,088.81          3,104,310.48           463,778.33

Ending Invested / Transferor Amounts                 896,070,689.84        787,878,000.00       108,192,689.84


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                2.0100%               2.2500%              2.3700%
Monthly Interest Due                                   1,125,041.67            122,120.63           152,752.29        1,399,914.59
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,125,041.67            122,120.63           152,752.29        1,399,914.59
Investor Default Amount                                2,561,058.71            248,343.89           294,907.88        3,104,310.48
Investor Monthly Fees Due                              1,083,333.33            105,050.00           124,746.67        1,313,130.00
Investor Additional Amounts Due
Total Due                                              4,769,433.71            475,514.52           572,406.84        5,817,355.07

Reallocated Investor Finance Charge Collections                                                                      12,669,844.16
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7714%
Base Rate                                                                                                                  4.0544%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             -----------            -----

Beginning Certificates Balance                       650,000,000.00         63,030,000.00        74,848,000.00      787,878,000.00
Interest Distributions                                 1,125,041.67            122,120.63           152,752.29        1,399,914.59
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,125,041.67            122,120.63           152,752.29        1,399,914.59
Ending Certificates Balance                          650,000,000.00         63,030,000.00        74,848,000.00      787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.73

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.73

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.94

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.94

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $152,752.29

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $152,752.29

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,452,631.88

          a.   Class A Monthly Interest:                        $1,125,041.67
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,561,058.71
          e.   Excess Spread:                                   $6,766,531.51

     2.   Class B Available Funds:                              $1,013,583.67

          a.   Class B Monthly Interest:                          $122,120.63
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $891,463.05

     3.   Collateral Available Funds:                           $1,203,628.60

          a.   Excess Spread:                                   $1,203,628.60

     4.   Total Excess Spread:                                  $8,861,623.16
K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2000-5 Allocable Principal
          Collections:                                        $209,279,150.39

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                        $182,077,155.14

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $182,077,155.14

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,104,310.48

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $185,181,465.62

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $74,848,000.00

     2.   Required Collateral Invested Amount:                 $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $185,181,465.62

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                        $8,861,623.16
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $248,343.89
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $152,752.29
     9.   Applied to unpaid Monthly Servicing Fee:              $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $294,907.88
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,852,489.09

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0544%
          b.   Prior Monthly Period                                   4.0083%
          c.   Second Prior Monthly Period                            3.8461%

     2.   Three Month Average Base Rate                               3.9696%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7714%
          b.   Prior Monthly Period                                  13.8440%
          c.   Second Prior Monthly Period                           14.3506%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3220%



VII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                862,048,633.55        750,000,000.00       112,048,633.55
Beginning Adjusted Invested Amount                              N/A        750,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               13,850,051.73         12,049,829.20         1,800,222.53
Collections of Principal Receivables                 199,217,851.99        173,323,619.08        25,894,232.91
Defaulted Amount                                       3,396,549.48          2,955,067.74           441,481.74

Ending Invested / Transferor Amounts                 852,991,221.21        750,000,000.00       102,991,221.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             -----------            -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                2.0100%               2.2900%              2.3700%
Monthly Interest Due                                   1,070,953.13            118,316.67           145,409.38        1,334,679.17
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,070,953.13            118,316.67           145,409.38        1,334,679.17
Investor Default Amount                                2,437,930.89            236,405.42           280,731.44        2,955,067.74
Investor Monthly Fees Due                              1,031,250.00            100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,540,134.01            454,722.09           544,890.81        5,539,746.91

Reallocated Investor Finance Charge Collections                                                                      12,062,795.93
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7748%
Base Rate                                                                                                                  4.0577%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             -----------            -----

Beginning Certificates Balance                       618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                 1,070,953.13            118,316.67           145,409.38        1,334,679.17
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,070,953.13            118,316.67           145,409.38        1,334,679.17
Ending Certificates Balance                          618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.73

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.73

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.97

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.97

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $145,409.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $145,409.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,951,806.64

          a.   Class A Monthly Interest:                        $1,070,953.13
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,437,930.89
          e.   Excess Spread:                                   $6,442,922.63

     2.   Class B Available Funds:                                $965,023.67

          a.   Class B Monthly Interest:                          $118,316.67
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $846,707.01

     3.   Collateral Available Funds:                           $1,145,965.61

          a.   Excess Spread:                                   $1,145,965.61

     4.   Total Excess Spread:                                  $8,435,595.25

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2001-1 Allocable Principal
          Collections:                                        $199,217,851.99

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                        $173,323,619.08

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $173,323,619.08

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,955,067.74

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $176,278,686.83

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $71,250,000.00

     2.   Required Collateral Invested Amount:                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $176,278,686.83

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                        $8,435,595.25
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $236,405.42
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $145,409.38
     9.   Applied to unpaid Monthly Servicing Fee:              $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $280,731.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,523,049.02

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0577%
          b.   Prior Monthly Period                                   4.0116%
          c.   Second Prior Monthly Period                            3.8493%

     2.   Three Month Average Base Rate                               3.9729%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7748%
          b.   Prior Monthly Period                                  13.8472%
          c.   Second Prior Monthly Period                           14.3539%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3253%



VIII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                287,349,544.52        250,000,000.00        37,349,544.52
Beginning Adjusted Invested Amount                              N/A        250,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables                4,616,683.91          4,016,609.73           600,074.18
Collections of Principal Receivables                  66,405,950.66         57,774,539.69         8,631,410.97
Defaulted Amount                                       1,132,183.16            985,022.58           147,160.58

Ending Invested / Transferor Amounts                 284,330,407.07        250,000,000.00        34,330,407.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                5.5300%               5.8300%              2.7200%
Monthly Interest Due                                     996,552.08             72,875.00            43,916.67        1,113,343.75
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                       996,552.08             72,875.00            43,916.67        1,113,343.75
Investor Default Amount                                  852,044.53             59,101.35            73,876.69          985,022.58
Investor Monthly Fees Due                                360,416.67             25,000.00            31,250.00          416,666.67
Investor Additional Amounts Due
Total Due                                              2,209,013.28            156,976.35           149,043.36        2,515,033.00

Reallocated Investor Finance Charge Collections                                                                       4,255,551.70
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.9166%
Base Rate                                                                                                                  7.2059%
Excess Spread Percentage                                                                                                   8.3545%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       216,250,000.00         15,000,000.00        18,750,000.00      250,000,000.00
Interest Distributions                                   996,552.08             72,875.00            43,916.67        1,113,343.75
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                      996,552.08             72,875.00            43,916.67        1,113,343.75
Ending Certificates Balance                          216,250,000.00         15,000,000.00        18,750,000.00      250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $4.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $43,916.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $43,916.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $3,681,052.22

          a.   Class A Monthly Interest:                          $996,552.08
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):      $852,044.53
          e.   Excess Spread:                                   $1,832,455.60

     2.   Class B Available Funds:                                $255,333.10

          a.   Class B Monthly Interest:                           $72,875.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $182,458.10

     3.   Collateral Available Funds:                             $319,166.38

          a.   Excess Spread:                                     $319,166.38

     4.   Total Excess Spread:                                  $2,334,080.08

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2001-2 Allocable Principal
          Collections:                                         $66,405,950.66

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                         $57,774,539.69

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                 $57,774,539.69

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                            $985,022.58

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $58,759,562.28

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $18,750,000.00

     2.   Required Collateral Invested Amount:                 $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:             $58,759,562.28

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                        $2,334,080.08
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                 $59,101.35
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                  $43,916.67
     9.   Applied to unpaid Monthly Servicing Fee:                $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $73,876.69
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $1,740,518.70

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 7.2059%
          b.   Prior Monthly Period                                   7.4308%
          c.   Second Prior Monthly Period                            7.4186%

     2.   Three Month Average Base Rate                               7.3518%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                15.9166%
          b.   Prior Monthly Period                                  14.9351%
          c.   Second Prior Monthly Period                           15.4895%

     4.   Three Month Average Series Adjusted Portfolio Yield        15.4471%



IX. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                862,048,633.55        750,000,000.00       112,048,633.55
Beginning Adjusted Invested Amount                              N/A        750,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               13,850,051.73         12,049,829.20         1,800,222.53
Collections of Principal Receivables                 199,217,851.99        173,323,619.08        25,894,232.91
Defaulted Amount                                       3,396,549.48          2,955,067.74           441,481.74

Ending Invested / Transferor Amounts                 852,991,221.21        750,000,000.00       102,991,221.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                2.0000%               2.2500%              2.3700%
Monthly Interest Due                                   1,065,625.00            116,250.00           145,409.38        1,327,284.38
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,065,625.00            116,250.00           145,409.38        1,327,284.38
Investor Default Amount                                2,437,930.89            236,405.42           280,731.44        2,955,067.74
Investor Monthly Fees Due                              1,031,250.00            100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,534,805.89            452,655.42           544,890.81        5,532,352.12

Reallocated Investor Finance Charge Collections                                                                      12,055,401.14
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7628%
Base Rate                                                                                                                  4.0461%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                 1,065,625.00            116,250.00           145,409.38        1,327,284.38
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,065,625.00            116,250.00           145,409.38        1,327,284.38
Ending Certificates Balance                          618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.72

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.72

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.94

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.94

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $145,409.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $145,409.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,945,705.94

          a.   Class A Monthly Interest:                        $1,065,625.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,437,930.89
          e.   Excess Spread:                                   $6,442,150.05

     2.   Class B Available Funds:                                $964,432.09

          a.   Class B Monthly Interest:                          $116,250.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $848,182.09

     3.   Collateral Available Funds:                           $1,145,263.11

          a.   Excess Spread:                                   $1,145,263.11

     4.   Total Excess Spread:                                  $8,435,595.25
K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2001-3 Allocable Principal
          Collections:                                        $199,217,851.99

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                        $173,323,619.08

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $173,323,619.08

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,955,067.74

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $176,278,686.83

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $71,250,000.00

     2.   Required Collateral Invested Amount:                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $176,278,686.83

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                        $8,435,595.25
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $236,405.42
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $145,409.38
     9.   Applied to unpaid Monthly Servicing Fee:              $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $280,731.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,523,049.02

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0461%
          b.   Prior Monthly Period                                   3.9999%
          c.   Second Prior Monthly Period                            3.8377%

     2.   Three Month Average Base Rate                               3.9612%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7628%
          b.   Prior Monthly Period                                  13.8359%
          c.   Second Prior Monthly Period                           14.3423%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3137%



X. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         -------------          -----------
Beginning Invested /Transferor Amount                833,313,679.10        725,000,000.00       108,313,679.10
Beginning Adjusted Invested Amount                              N/A        725,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               13,388,383.34         11,648,168.23         1,740,215.11
Collections of Principal Receivables                 192,577,256.92        167,546,165.11        25,031,091.81
Defaulted Amount                                       3,283,331.16          2,856,565.48           426,765.68

Ending Invested / Transferor Amounts                 824,558,180.50        725,000,000.00        99,558,180.50


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                2.0000%               2.2500%              2.3700%
Monthly Interest Due                                   1,030,104.17            112,375.00           140,562.40        1,283,041.56
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,030,104.17            112,375.00           140,562.40        1,283,041.56
Investor Default Amount                                2,356,666.52            228,525.24           271,373.72        2,856,565.48
Investor Monthly Fees Due                                996,875.00             96,666.67           114,791.67        1,208,333.33
Investor Additional Amounts Due
Total Due                                              4,383,645.69            437,566.91           526,727.78        5,347,940.38

Reallocated Investor Finance Charge Collections                                                                      11,653,554.43
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7628%
Base Rate                                                                                                                  4.0461%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       598,125,000.00         58,000,000.00        68,875,000.00      725,000,000.00
Interest Distributions                                 1,030,104.17            112,375.00           140,562.40        1,283,041.56
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,030,104.17            112,375.00           140,562.40        1,283,041.56
Ending Certificates Balance                          598,125,000.00         58,000,000.00        68,875,000.00      725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.72

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.72

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.94

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.94

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $140,562.40

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $140,562.40

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,614,182.41

          a.   Class A Monthly Interest:                        $1,030,104.17
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,356,666.52
          e.   Excess Spread:                                   $6,227,411.72

     2.   Class B Available Funds:                                $932,284.35

          a.   Class B Monthly Interest:                          $112,375.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $819,909.35

     3.   Collateral Available Funds:                           $1,107,087.67

          a.   Excess Spread:                                   $1,107,087.67

     4.   Total Excess Spread:                                  $8,154,408.74
K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2001-4 Allocable Principal
          Collections:                                        $192,577,256.92

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                        $167,546,165.11

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $167,546,165.11

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,856,565.48

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $170,402,730.60

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $68,875,000.00

     2.   Required Collateral Invested Amount:                 $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $170,402,730.60

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                        $8,154,408.74
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $228,525.24
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $140,562.40
     9.   Applied to unpaid Monthly Servicing Fee:              $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $271,373.72
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,305,614.05

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0461%
          b.   Prior Monthly Period                                   3.9999%
          c.   Second Prior Monthly Period                            3.8377%

     2.   Three Month Average Base Rate                               3.9612%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7628%
          b.   Prior Monthly Period                                  13.8359%
          c.   Second Prior Monthly Period                           14.3423%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3137%



XI. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                574,699,089.03        500,000,000.00        74,699,089.03
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables                9,233,367.82          8,033,219.47         1,200,148.35
Collections of Principal Receivables                 132,811,901.33        115,549,079.39        17,262,821.94
Defaulted Amount                                       2,264,366.32          1,970,045.16           294,321.16

Ending Invested / Transferor Amounts                 568,660,814.14        500,000,000.00        68,660,814.14


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                2.0500%               2.3200%              2.3700%
Monthly Interest Due                                     728,177.08             79,911.11            96,939.58          905,027.78
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                       728,177.08             79,911.11            96,939.58          905,027.78
Investor Default Amount                                1,625,287.26            157,603.61           187,154.29        1,970,045.16
Investor Monthly Fees Due                                687,500.00             66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                              3,040,964.34            304,181.39           363,260.54        3,708,406.27

Reallocated Investor Finance Charge Collections                                                                       8,057,105.62
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.8119%
Base Rate                                                                                                                  4.0936%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                   728,177.08             79,911.11            96,939.58          905,027.78
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                      728,177.08             79,911.11            96,939.58          905,027.78
Ending Certificates Balance                          412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.77

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.77

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $96,939.58

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $96,939.58

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $6,647,112.14

          a.   Class A Monthly Interest:                          $728,177.08
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,625,287.26
          e.   Excess Spread:                                   $4,293,647.79

     2.   Class B Available Funds:                                $644,568.45

          a.   Class B Monthly Interest:                           $79,911.11
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $564,657.34

     3.   Collateral Available Funds:                             $765,425.03

          a.   Excess Spread:                                     $765,425.03

     4.   Total Excess Spread:                                  $5,623,730.17

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2001-5 Allocable Principal
          Collections:                                        $132,811,901.33

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                        $115,549,079.39

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $115,549,079.39

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,970,045.16

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $117,519,124.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $47,500,000.00

     2.   Required Collateral Invested Amount:                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $117,519,124.55

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                        $5,623,730.17
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $157,603.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                  $96,939.58
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $187,154.29
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $4,348,699.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0936%
          b.   Prior Monthly Period                                   4.0474%
          c.   Second Prior Monthly Period                            3.8852%

     2.   Three Month Average Base Rate                               4.0087%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.8118%
          b.   Prior Monthly Period                                  13.8819%
          c.   Second Prior Monthly Period                           14.3898%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3612%



XII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------          ----------
Beginning Invested /Transferor Amount                804,578,724.65        700,000,000.00       104,578,724.65
Beginning Adjusted Invested Amount                              N/A        700,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               12,926,714.95         11,246,507.26         1,680,207.69
Collections of Principal Receivables                 185,936,661.86        161,768,711.14        24,167,950.71
Defaulted Amount                                       3,170,112.85          2,758,063.23           412,049.62

Ending Invested / Transferor Amounts                 796,125,139.79        700,000,000.00        96,125,139.79


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                1.9900%               2.2200%              2.3700%
Monthly Interest Due                                     989,610.42            107,053.33           135,715.42        1,232,379.17
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                       989,610.42            107,053.33           135,715.42        1,232,379.17
Investor Default Amount                                2,275,402.16            220,645.06           262,016.01        2,758,063.23
Investor Monthly Fees Due                                962,500.00             93,333.33           110,833.33        1,166,666.67
Investor Additional Amounts Due
Total Due                                              4,227,512.58            421,031.72           508,564.76        5,157,109.06

Reallocated Investor Finance Charge Collections                                                                      11,245,288.14
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7516%
Base Rate                                                                                                                  4.0353%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       577,500,000.00         56,000,000.00        66,500,000.00      700,000,000.00
Interest Distributions                                   989,610.42            107,053.33           135,715.42        1,232,379.17
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                      989,610.42            107,053.33           135,715.42        1,232,379.17
Ending Certificates Balance                          577,500,000.00         56,000,000.00        66,500,000.00      700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.71

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $135,715.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $135,715.42

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,277,362.72

          a.   Class A Monthly Interest:                          $989,610.42
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.    Class A Investor Default Amount
              (Treated as Available Principal Collections):     $2,275,402.16
          e.   Excess Spread:                                   $6,012,350.14

     2.   Class B Available Funds:                                $899,623.05

          a.   Class B Monthly Interest:                          $107,053.33
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $792,569.72

     3.   Collateral Available Funds:                           $1,068,302.37

          a.   Excess Spread:                                   $1,068,302.37

     4.   Total Excess Spread:                                  $7,873,222.23

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2001-6 Allocable Principal
          Collections:                                        $185,936,661.86

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                        $161,768,711.14

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $161,768,711.14

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,758,063.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $164,526,774.37

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $66,500,000.00

     2.   Required Collateral Invested Amount:                 $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $164,526,774.37

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                        $7,873,222.23
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $220,645.06
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $135,715.42
     9.   Applied to unpaid Monthly Servicing Fee:              $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $262,016.01
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,088,179.09

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0353%
          b.   Prior Monthly Period                                   3.9891%
          c.   Second Prior Monthly Period                            3.8269%

     2.   Three Month Average Base Rate                               3.9504%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7516%
          b.   Prior Monthly Period                                  13.8255%
          c.   Second Prior Monthly Period                           14.3315%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3029%



XIII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                747,108,815.74        650,000,000.00        97,108,815.74
Beginning Adjusted Invested Amount                              N/A        650,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               12,003,378.17         10,443,185.31         1,560,192.86
Collections of Principal Receivables                 172,655,471.73        150,213,803.21        22,441,668.52
Defaulted Amount                                       2,943,676.21          2,561,058.71           382,617.51

Ending Invested / Transferor Amounts                 739,259,058.38        650,000,000.00        89,259,058.38


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                1.9900%               2.2300%              2.3700%
Monthly Interest Due                                     918,923.96             99,854.44           126,021.46        1,144,799.86
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                       918,923.96             99,854.44           126,021.46        1,144,799.86
Investor Default Amount                                2,112,873.43            204,884.70           243,300.58        2,561,058.71
Investor Monthly Fees Due                                893,750.00             86,666.67           102,916.67        1,083,333.33
Investor Additional Amounts Due
Total Due                                              3,925,547.39            391,405.81           472,238.70        4,789,191.90

Reallocated Investor Finance Charge Collections                                                                      10,442,501.05
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7524%
Base Rate                                                                                                                  4.0361%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       536,250,000.00         52,000,000.00        61,750,000.00      650,000,000.00
Interest Distributions                                   918,923.96             99,854.44           126,021.46        1,144,799.86
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                      918,923.96             99,854.44           126,021.46        1,144,799.86
Ending Certificates Balance                          536,250,000.00         52,000,000.00        61,750,000.00      650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.71

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of
          Class A Additional Interest:                                  $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.92

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.92

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $126,021.46

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $126,021.46

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,615,063.37

          a.   Class A Monthly Interest:                          $918,923.96
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,112,873.43
          e.   Excess Spread:                                   $5,583,265.98

     2.   Class B Available Funds:                                $835,400.08

          a.   Class B Monthly Interest:                           $99,854.44
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $735,545.64

     3.   Collateral Available Funds:                             $992,037.60

          a.   Excess Spread:                                     $992,037.60

     4.   Total Excess Spread:                                  $7,310,849.22

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2001-7 Allocable Principal
          Collections:                                        $172,655,471.73

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                        $150,213,803.21

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $150,213,803.21

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,561,058.71

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $152,774,861.92

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $61,750,000.00

     2.   Required Collateral Invested Amount:                 $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $152,774,861.92

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                        $7,310,849.22
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $204,884.70
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $126,021.46
     9.   Applied to unpaid Monthly Servicing Fee:              $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $243,300.58
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $5,653,309.15

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0361%
          b.   Prior Monthly Period                                   3.9900%
          c.   Second Prior Monthly Period                            3.8277%

     2.   Three Month Average Base Rate                               3.9513%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7524%
          b.   Prior Monthly Period                                  13.8263%
          c.   Second Prior Monthly Period                           14.3323%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3037%



XIV. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         -------------          -----------
Beginning Invested /Transferor Amount              1,057,446,323.82        920,000,000.00       137,446,323.82
Beginning Adjusted Invested Amount                              N/A        920,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               16,989,396.79         14,781,123.82         2,208,272.97
Collections of Principal Receivables                 244,373,898.44        212,610,306.08        31,763,592.37
Defaulted Amount                                       4,166,434.03          3,624,883.10           541,550.93

Ending Invested / Transferor Amounts               1,046,335,898.02        920,000,000.00       126,335,898.02


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                1.9800%               2.2700%              2.3700%
Monthly Interest Due                                   1,294,095.00            143,867.56           178,368.83        1,616,331.39
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,294,095.00            143,867.56           178,368.83        1,616,331.39
Investor Default Amount                                2,990,528.55            289,990.65           344,363.89        3,624,883.10
Investor Monthly Fees Due                              1,265,000.00            122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                              5,549,623.55            556,524.87           668,399.39        6,774,547.82

Reallocated Investor Finance Charge Collections                                                                      14,776,154.62
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7472%
Base Rate                                                                                                                  4.0310%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                 1,294,095.00            143,867.56           178,368.83        1,616,331.39
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,294,095.00            143,867.56           178,368.83        1,616,331.39
Ending Certificates Balance                          759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.71

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.95

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.95

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $178,368.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $178,368.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $12,190,327.56

          a.   Class A Monthly Interest:                        $1,294,095.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,990,528.55
          e.   Excess Spread:                                   $7,905,704.00

     2.   Class B Available Funds:                              $1,182,092.37

          a.   Class B Monthly Interest:                          $143,867.56
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,038,224.81

     3.   Collateral Available Funds:                           $1,403,734.69

          a.   Excess Spread:                                   $1,403,734.69

     4.   Total Excess Spread:                                 $10,347,663.51

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2002-1 Allocable Principal
          Collections:                                        $244,373,898.44

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                        $212,610,306.08

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $212,610,306.08

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,624,883.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $216,235,189.17

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $87,400,000.00

     2.   Required Collateral Invested Amount:                 $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $216,235,189.17

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                       $10,347,663.51
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $289,990.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $178,368.83
     9.   Applied to unpaid Monthly Servicing Fee:              $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $344,363.89
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $8,001,606.80

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0310%
          b.   Prior Monthly Period                                   3.9848%
          c.   Second Prior Monthly Period                            3.8226%

     2.   Three Month Average Base Rate                               3.9461%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7472%
          b.   Prior Monthly Period                                  13.8213%
          c.   Second Prior Monthly Period                           14.3272%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.2985%



XV. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,080,434,287.38        940,000,000.00       140,434,287.38
Beginning Adjusted Invested Amount                              N/A        940,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               17,358,731.51         15,102,452.60         2,256,278.90
Collections of Principal Receivables                 249,686,374.50        217,232,269.25        32,454,105.24
Defaulted Amount                                       4,257,008.68          3,703,684.90           553,323.78

Ending Invested / Transferor Amounts               1,069,082,330.58        940,000,000.00       129,082,330.58


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                1.9800%               2.2600%              2.3700%
Monthly Interest Due                                   1,322,227.50            146,347.56           182,246.42        1,650,821.47
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,322,227.50            146,347.56           182,246.42        1,650,821.47
Investor Default Amount                                3,055,540.04            296,294.79           351,850.07        3,703,684.90
Investor Monthly Fees Due                              1,292,500.00            125,333.33           148,833.33        1,566,666.67
Investor Additional Amounts Due
Total Due                                              5,670,267.54            567,975.68           682,929.82        6,921,173.04

Reallocated Investor Finance Charge Collections                                                                      15,096,727.81
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7463%
Base Rate                                                                                                                  4.0301%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       775,500,000.00         75,200,000.00        89,300,000.00      940,000,000.00
Interest Distributions                                 1,322,227.50            146,347.56           182,246.42        1,650,821.47
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,322,227.50            146,347.56           182,246.42        1,650,821.47
Ending Certificates Balance                          775,500,000.00         75,200,000.00        89,300,000.00      940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.71

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.95

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.95

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $182,246.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $182,246.42

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $12,454,800.45

          a.   Class A Monthly Interest:                        $1,322,227.50
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,055,540.04
          e.   Excess Spread:                                   $8,077,032.90

     2.   Class B Available Funds:                              $1,207,738.23

          a.   Class B Monthly Interest:                          $146,347.56
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,061,390.67

     3.   Collateral Available Funds:                           $1,434,189.14

          a.   Excess Spread:                                   $1,434,189.14

     4.   Total Excess Spread:                                 $10,572,612.71

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2002-2 Allocable Principal
          Collections:                                        $249,686,374.50

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                        $217,232,269.25

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $217,232,269.25

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,703,684.90

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $220,935,954.15

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $89,300,000.00

     2.   Required Collateral Invested Amount:                 $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $220,935,954.15

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                       $10,572,612.71
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $296,294.79
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $182,246.42
     9.   Applied to unpaid Monthly Servicing Fee:              $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $351,850.07
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $8,175,554.77

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0301%
          b.   Prior Monthly Period                                   3.9840%
          c.   Second Prior Monthly Period                            3.8218%

     2.   Three Month Average Base Rate                               3.9453%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7463%
          b.   Prior Monthly Period                                  13.8205%
          c.   Second Prior Monthly Period                           14.3263%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.2977%



XVI. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,057,446,323.82        920,000,000.00       137,446,323.82
Beginning Adjusted Invested Amount                              N/A        920,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               16,989,396.79         14,781,123.82         2,208,272.97
Collections of Principal Receivables                 244,373,898.44        212,610,306.08        31,763,592.37
Defaulted Amount                                       4,166,434.03          3,624,883.10           541,550.93

Ending Invested / Transferor Amounts               1,046,335,898.02        920,000,000.00       126,335,898.02


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                1.9800%               2.2500%              2.3700%
Monthly Interest Due                                   1,294,095.00            142,600.00           178,368.83        1,615,063.83
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,294,095.00            142,600.00           178,368.83        1,615,063.83
Investor Default Amount                                2,990,528.55            289,990.65           344,363.89        3,624,883.10
Investor Monthly Fees Due                              1,265,000.00            122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                              5,549,623.55            555,257.31           668,399.39        6,773,280.26

Reallocated Investor Finance Charge Collections                                                                      14,774,887.06
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7455%
Base Rate                                                                                                                  4.0293%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                 1,294,095.00            142,600.00           178,368.83        1,615,063.83
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,294,095.00            142,600.00           178,368.83        1,615,063.83
Ending Certificates Balance                          759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.71

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.94

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.94

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $178,368.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $178,368.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $12,189,281.83

          a.   Class A Monthly Interest:                        $1,294,095.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,990,528.55
          e.   Excess Spread:                                   $7,904,658.27

     2.   Class B Available Funds:                              $1,181,990.96

          a.   Class B Monthly Interest:                          $142,600.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,039,390.96

     3.   Collateral Available Funds:                           $1,403,614.27

          a.   Excess Spread:                                   $1,403,614.27

     4.   Total Excess Spread:                                 $10,347,663.51

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2002-3 Allocable Principal
          Collections:                                        $244,373,898.44

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                        $212,610,306.08

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $212,610,306.08

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,624,883.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $216,235,189.17

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $87,400,000.00

     2.   Required Collateral Invested Amount:                 $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $216,235,189.17

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                       $10,347,663.51
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $289,990.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $178,368.83
     9.   Applied to unpaid Monthly Servicing Fee:              $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $344,363.89
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $8,001,606.80

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0293%
          b.   Prior Monthly Period                                   3.9832%
          c.   Second Prior Monthly Period                            3.8210%

     2.   Three Month Average Base Rate                               3.9445%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7455%
          b.   Prior Monthly Period                                  13.8198%
          c.   Second Prior Monthly Period                           14.3255%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.2969%



XVII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                574,699,089.03        500,000,000.00        74,699,089.03
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables                9,233,367.82          8,033,219.47         1,200,148.35
Collections of Principal Receivables                 132,811,901.33        115,549,079.39        17,262,821.94
Defaulted Amount                                       2,264,366.32          1,970,045.16           294,321.16

Ending Invested / Transferor Amounts                 568,660,814.14        500,000,000.00        68,660,814.14


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                1.9100%               2.1800%              2.3700%
Monthly Interest Due                                     678,447.92             75,088.89            96,939.58          850,476.39
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                       678,447.92             75,088.89            96,939.58          850,476.39
Investor Default Amount                                1,625,287.26            157,603.61           187,154.29        1,970,045.16
Investor Monthly Fees Due                                687,500.00             66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                              2,991,235.17            299,359.17           363,260.54        3,653,854.88

Reallocated Investor Finance Charge Collections                                                                       8,002,554.23
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.6791%
Base Rate                                                                                                                  3.9651%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                   678,447.92             75,088.89            96,939.58          850,476.39
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                      678,447.92             75,088.89            96,939.58          850,476.39
Ending Certificates Balance                          412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.64

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $96,939.58

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $96,939.58

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $6,602,107.24

          a.   Class A Monthly Interest:                          $678,447.92
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,625,287.26
          e.   Excess Spread:                                   $4,298,372.07

     2.   Class B Available Funds:                                $640,204.34

          a.   Class B Monthly Interest:                           $75,088.89
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $565,115.45

     3.   Collateral Available Funds:                             $760,242.65

          a.   Excess Spread:                                     $760,242.65

     4.   Total Excess Spread:                                  $5,623,730.17

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2002-4 Allocable Principal
          Collections:                                        $132,811,901.33

     3.   Principal Allocation Percentage of
          Series 2002-4 Allocable Principal
          Collections:                                        $115,549,079.39

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $115,549,079.39

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-4                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,970,045.16

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $117,519,124.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $47,500,000.00

     2.   Required Collateral Invested Amount:                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $117,519,124.55

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

     1.   Excess Spread:                                        $5,623,730.17
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $157,603.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                  $96,939.58
     9.   Applied to unpaid Monthly Servicing Fee:                $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $187,154.29
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $4,348,699.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 3.9651%
          b.   Prior Monthly Period                                   3.9190%
          c.   Second Prior Monthly Period                            3.7568%

     2.   Three Month Average Base Rate                               3.8803%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.6791%
          b.   Prior Monthly Period                                  13.7576%
          c.   Second Prior Monthly Period                           14.2613%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.2327%



XVIII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                689,638,906.84        600,000,000.00        89,638,906.84
Beginning Adjusted Invested Amount                              N/A        600,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               11,080,041.39          9,639,863.36         1,440,178.02
Collections of Principal Receivables                 159,374,281.59        138,658,895.27        20,715,386.33
Defaulted Amount                                       2,717,239.58          2,364,054.19           353,185.39

Ending Invested / Transferor Amounts                 682,392,976.97        600,000,000.00        82,392,976.97


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                2.0400%               2.3200%              2.3700%
Monthly Interest Due                                     869,550.00             95,893.33           116,327.50        1,081,770.83
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                       869,550.00             95,893.33           116,327.50        1,081,770.83
Investor Default Amount                                1,950,344.71            189,124.34           224,585.15        2,364,054.19
Investor Monthly Fees Due                                825,000.00             80,000.00            95,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                              3,644,894.71            365,017.67           435,912.65        4,445,825.03

Reallocated Investor Finance Charge Collections                                                                       9,664,264.24
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.8032%
Base Rate                                                                                                                  4.0852%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             -----------            -----

Beginning Certificates Balance                       495,000,000.00         48,000,000.00        57,000,000.00      600,000,000.00
Interest Distributions                                   869,550.00             95,893.33           116,327.50        1,081,770.83
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                      869,550.00             95,893.33           116,327.50        1,081,770.83
Ending Certificates Balance                          495,000,000.00         48,000,000.00        57,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.76

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.76

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $116,327.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $116,327.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $7,973,018.00

          a.   Class A Monthly Interest:                          $869,550.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,950,344.71
          e.   Excess Spread:                                   $5,153,123.29

     2.   Class B Available Funds:                                $773,141.14

          a.   Class B Monthly Interest:                           $95,893.33
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $677,247.81

     3.   Collateral Available Funds:                             $918,105.10

          a.   Excess Spread:                                     $918,105.10

     4.   Total Excess Spread:                                  $6,748,476.20

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2002-5 Allocable Principal
          Collections:                                        $159,374,281.59

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                        $138,658,895.27

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $138,658,895.27

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,364,054.19

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $141,022,949.46

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $57,000,000.00

     2.   Required Collateral Invested Amount:                 $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $141,022,949.46

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                        $6,748,476.20
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $189,124.34
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $116,327.50
     9.   Applied to unpaid Monthly Servicing Fee:              $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $224,585.15
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $5,218,439.22

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0852%
          b.   Prior Monthly Period                                   4.0391%
          c.   Second Prior Monthly Period                            3.8769%

     2.   Three Month Average Base Rate                               4.0004%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.8032%
          b.   Prior Monthly Period                                  13.8738%
          c.   Second Prior Monthly Period                           14.3814%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3528%



XIX. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                827,566,688.21        720,000,000.00       107,566,688.21
Beginning Adjusted Invested Amount                              N/A        720,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               13,296,049.66         11,567,836.04         1,728,213.63
Collections of Principal Receivables                 191,249,137.91        166,390,674.32        24,858,463.59
Defaulted Amount                                       3,260,687.50          2,836,865.03           423,822.47

Ending Invested / Transferor Amounts                 818,871,572.36        720,000,000.00        98,871,572.36


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                2.0100%               2.3200%              2.3700%
Monthly Interest Due                                   1,028,115.00            115,072.00           139,593.00        1,282,780.00
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,028,115.00            115,072.00           139,593.00        1,282,780.00
Investor Default Amount                                2,340,413.65            226,949.20           269,502.18        2,836,865.03
Investor Monthly Fees Due                                990,000.00             96,000.00           114,000.00        1,200,000.00
Investor Additional Amounts Due
Total Due                                              4,358,528.65            438,021.20           523,095.18        5,319,645.03

Reallocated Investor Finance Charge Collections                                                                      11,581,772.09
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7773%
Base Rate                                                                                                                  4.0601%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       594,000,000.00         57,600,000.00        68,400,000.00      720,000,000.00
Interest Distributions                                 1,028,115.00            115,072.00           139,593.00        1,282,780.00
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,028,115.00            115,072.00           139,593.00        1,282,780.00
Ending Certificates Balance                          594,000,000.00         57,600,000.00        68,400,000.00      720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.73

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.73

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $2.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $2.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $139,593.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $139,593.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,554,961.98

          a.   Class A Monthly Interest:                        $1,028,115.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,340,413.65
          e.   Excess Spread:                                   $6,186,433.32

     2.   Class B Available Funds:                                $926,541.77

          a.   Class B Monthly Interest:                          $115,072.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $811,469.77

     3.   Collateral Available Funds:                           $1,100,268.35

          a.   Excess Spread:                                   $1,100,268.35

     4.   Total Excess Spread:                                  $8,098,171.44

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2002-6 Allocable Principal
          Collections:                                        $191,249,137.91

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                        $166,390,674.32

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $166,390,674.32

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,836,865.03

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $169,227,539.35

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $68,400,000.00

     2.   Required Collateral Invested Amount:                 $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $169,227,539.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                        $8,098,171.44
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $226,949.20
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $139,593.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $269,502.18
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,262,127.06

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0601%
          b.   Prior Monthly Period                                   4.0140%
          c.   Second Prior Monthly Period                            3.8518%

     2.   Three Month Average Base Rate                               3.9753%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7773%
          b.   Prior Monthly Period                                  13.8495%
          c.   Second Prior Monthly Period                           14.3563%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3277%



XX. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------          -------------         -----------
Beginning Invested /Transferor Amount              1,057,446,323.82        920,000,000.00       137,446,323.82
Beginning Adjusted Invested Amount                              N/A        920,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               16,989,396.79         14,781,123.82         2,208,272.97
Collections of Principal Receivables                 244,373,898.44        212,610,306.08        31,763,592.37
Defaulted Amount                                       4,166,434.03          3,624,883.10           541,550.93

Ending Invested / Transferor Amounts               1,046,335,898.02        920,000,000.00       126,335,898.02


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                1.9800%               2.2700%              2.3700%
Monthly Interest Due                                   1,294,095.00            143,867.56           178,368.83        1,616,331.39
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,294,095.00            143,867.56           178,368.83        1,616,331.39
Investor Default Amount                                2,990,528.55            289,990.65           344,363.89        3,624,883.10
Investor Monthly Fees Due                              1,265,000.00            122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                              5,549,623.55            556,524.87           668,399.39        6,774,547.82

Reallocated Investor Finance Charge Collections                                                                      14,776,154.62
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7472%
Base Rate                                                                                                                  4.0310%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                 1,294,095.00            143,867.56           178,368.83        1,616,331.39
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,294,095.00            143,867.56           178,368.83        1,616,331.39
Ending Certificates Balance                          759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.71

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.95

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.95

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $178,368.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $178,368.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $12,190,327.56

          a.   Class A Monthly Interest:                        $1,294,095.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,990,528.55
          e.   Excess Spread:                                   $7,905,704.00

     2.   Class B Available Funds:                              $1,182,092.37

          a.   Class B Monthly Interest:                          $143,867.56
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,038,224.81

     3.   Collateral Available Funds:                           $1,403,734.69

          a.   Excess Spread:                                   $1,403,734.69

     4.   Total Excess Spread:                                 $10,347,663.51
K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2003-1 Allocable Principal
          Collections:                                        $244,373,898.44

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                        $212,610,306.08

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $212,610,306.08

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,624,883.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $216,235,189.17

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $87,400,000.00

     2.   Required Collateral Invested Amount:                 $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $216,235,189.17

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                       $10,347,663.51
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $289,990.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $178,368.83
     9.   Applied to unpaid Monthly Servicing Fee:              $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $344,363.89
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $8,001,606.80

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0310%
          b.   Prior Monthly Period                                   3.9848%
          c.   Second Prior Monthly Period                            3.8226%

     2.   Three Month Average Base Rate                               3.9461%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7472%
          b.   Prior Monthly Period                                  13.8213%
          c.   Second Prior Monthly Period                           14.3272%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.2985%



XXI. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         -------------          -----------
Beginning Invested /Transferor Amount              1,264,337,995.88      1,100,000,000.00       164,337,995.88
Beginning Adjusted Invested Amount                              N/A      1,100,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               20,313,409.21         17,673,082.83         2,640,326.38
Collections of Principal Receivables                 292,186,182.92        254,207,974.66        37,978,208.26
Defaulted Amount                                       4,981,605.90          4,334,099.35           647,506.55

Ending Invested / Transferor Amounts               1,251,053,791.11      1,100,000,000.00       151,053,791.11


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                1.9800%               2.2400%              2.3700%
Monthly Interest Due                                   1,547,287.50            169,742.22           213,267.08        1,930,296.81
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,547,287.50            169,742.22           213,267.08        1,930,296.81
Investor Default Amount                                3,575,631.97            346,727.95           411,739.44        4,334,099.35
Investor Monthly Fees Due                              1,512,500.00            146,666.67           174,166.67        1,833,333.33
Investor Additional Amounts Due
Total Due                                              6,635,419.47            663,136.84           799,173.19        8,097,729.49

Reallocated Investor Finance Charge Collections                                                                      17,664,868.06
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7446%
Base Rate                                                                                                                  4.0285%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       907,500,000.00         88,000,000.00       104,500,000.00    1,100,000,000.00
Interest Distributions                                 1,547,287.50            169,742.22           213,267.08        1,930,296.81
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,547,287.50            169,742.22           213,267.08        1,930,296.81
Ending Certificates Balance                          907,500,000.00         88,000,000.00       104,500,000.00    1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.71

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.93

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.93

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $213,267.08

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $213,267.08

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $14,573,516.15

          a.   Class A Monthly Interest:                        $1,547,287.50
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,575,631.97
          e.   Excess Spread:                                   $9,450,596.68

     2.   Class B Available Funds:                              $1,413,189.44

          a.   Class B Monthly Interest:                          $169,742.22
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,243,447.22

     3.   Collateral Available Funds:                           $1,678,162.47

          a.   Excess Spread:                                   $1,678,162.47

     4.   Total Excess Spread:                                 $12,372,206.37

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2003-2 Allocable Principal
          Collections:                                        $292,186,182.92

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                        $254,207,974.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $254,207,974.66

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $4,334,099.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $258,542,074.01

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                         $104,500,000.00

     2.   Required Collateral Invested Amount:                $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $258,542,074.01

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                       $12,372,206.37
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $346,727.95
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $213,267.08
     9.   Applied to unpaid Monthly Servicing Fee:              $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $411,739.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $9,567,138.56

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0285%
          b.   Prior Monthly Period                                   3.9824%
          c.   Second Prior Monthly Period                            3.8202%

     2.   Three Month Average Base Rate                               3.9437%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7446%
          b.   Prior Monthly Period                                  13.8190%
          c.   Second Prior Monthly Period                           14.3247%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.2961%



XXII. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                862,048,633.55        750,000,000.00       112,048,633.55
Beginning Adjusted Invested Amount                              N/A        750,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               13,850,051.73         12,049,829.20         1,800,222.53
Collections of Principal Receivables                 199,217,851.99        173,323,619.08        25,894,232.91
Defaulted Amount                                       3,396,549.48          2,955,067.74           441,481.74

Ending Invested / Transferor Amounts                 852,991,221.21        750,000,000.00       102,991,221.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                1.9800%               2.2200%              2.3700%
Monthly Interest Due                                   1,054,968.75            114,700.00           145,409.38        1,315,078.13
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,054,968.75            114,700.00           145,409.38        1,315,078.13
Investor Default Amount                                2,437,930.89            236,405.42           280,731.44        2,955,067.74
Investor Monthly Fees Due                              1,031,250.00            100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,524,149.64            451,105.42           544,890.81        5,520,145.87

Reallocated Investor Finance Charge Collections                                                                      12,043,194.89
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7430%
Base Rate                                                                                                                  4.0269%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
-------------------------------------------          -------               -------             ----------             -----

Beginning Certificates Balance                       618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                 1,054,968.75            114,700.00           145,409.38        1,315,078.13
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,054,968.75            114,700.00           145,409.38        1,315,078.13
Ending Certificates Balance                          618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.71

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $145,409.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $145,409.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $9,935,635.78

          a.   Class A Monthly Interest:                        $1,054,968.75
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,437,930.89
          e.   Excess Spread:                                   $6,442,736.15

     2.   Class B Available Funds:                                $963,455.59

          a.   Class B Monthly Interest:                          $114,700.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $848,755.59

     3.   Collateral Available Funds:                           $1,144,103.51

          a.   Excess Spread:                                   $1,144,103.51

     4.   Total Excess Spread:                                  $8,435,595.25
K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2003-3 Allocable Principal
          Collections:                                        $199,217,851.99

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                        $173,323,619.08

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $173,323,619.08

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,955,067.74

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $176,278,686.83

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $71,250,000.00

     2.   Required Collateral Invested Amount:                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $176,278,686.83

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.   Excess Spread:                                        $8,435,595.25
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $236,405.42
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $145,409.38
     9.   Applied to unpaid Monthly Servicing Fee:              $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $280,731.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $6,523,049.02

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0269%
          b.   Prior Monthly Period                                   3.9808%
          c.   Second Prior Monthly Period                            3.8186%

     2.   Three Month Average Base Rate                               3.9421%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7430%
          b.   Prior Monthly Period                                  13.8174%
          c.   Second Prior Monthly Period                           14.3231%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.2945%



XXIII. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                781,590,761.09        680,000,000.00       101,590,761.09
Beginning Adjusted Invested Amount                              N/A        680,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               12,557,380.24         10,925,178.48         1,632,201.76
Collections of Principal Receivables                 180,624,185.81        157,146,747.97        23,477,437.84
Defaulted Amount                                       3,079,538.19          2,679,261.42           400,276.77

Ending Invested / Transferor Amounts                 773,378,707.23        680,000,000.00        93,378,707.23


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                1.6900%               1.9000%              2.7700%
Monthly Interest Due                                     828,381.67             64,600.00           121,649.17        1,014,630.83
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                       828,381.67             64,600.00           121,649.17        1,014,630.83
Investor Default Amount                                2,317,561.13            160,755.69           200,944.61        2,679,261.42
Investor Monthly Fees Due                                980,333.33             68,000.00            85,000.00        1,133,333.33
Investor Additional Amounts Due
Total Due                                              4,126,276.13            293,355.69           407,593.77        4,827,225.59

Reallocated Investor Finance Charge Collections                                                                       9,561,436.45
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.3137%
Base Rate                                                                                                                  3.7192%
Excess Spread Percentage                                                                                                   8.3545%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       588,200,000.00         40,800,000.00        51,000,000.00      680,000,000.00
Interest Distributions                                   828,381.67             64,600.00           121,649.17        1,014,630.83
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                      828,381.67             64,600.00           121,649.17        1,014,630.83
Ending Certificates Balance                          588,200,000.00         40,800,000.00        51,000,000.00      680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.41

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $121,649.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $121,649.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,270,642.53

          a.   Class A Monthly Interest:                          $828,381.67
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,317,561.13
          e.   Excess Spread:                                   $5,124,699.74

     2.   Class B Available Funds:                                $573,686.19

          a.   Class B Monthly Interest:                           $64,600.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $509,086.19

     3.   Collateral Available Funds:                             $717,107.73

          a.   Excess Spread:                                     $717,107.73

     4.   Total Excess Spread:                                  $6,350,893.66

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2003-4 Allocable Principal
          Collections:                                        $180,624,185.81

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                        $157,146,747.97

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $157,146,747.97

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,679,261.42

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $159,826,009.39

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $51,000,000.00

     2.   Required Collateral Invested Amount:                 $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $159,826,009.39

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                        $6,350,893.66
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $160,755.69
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $121,649.17
     9.   Applied to unpaid Monthly Servicing Fee:              $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $200,944.61
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                   $0.00
     l4.  Balance:                                              $4,734,210.87

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 3.7192%
          b.   Prior Monthly Period                                   3.8278%
          c.   Second Prior Monthly Period                            3.8156%

     2.   Three Month Average Base Rate                               3.7875%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                12.3137%
          b.   Prior Monthly Period                                  11.4483%
          c.   Second Prior Monthly Period                           11.8865%

     4.   Three Month Average Series Adjusted Portfolio Yield        11.8828%



XXIV. Series 2004-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------          -------------         -----------
Beginning Invested /Transferor Amount                919,518,542.45        800,000,000.00       119,518,542.45
Beginning Adjusted Invested Amount                              N/A        800,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               14,773,388.52         12,853,151.15         1,920,237.36
Collections of Principal Receivables                 212,499,042.12        184,878,527.02        27,620,515.10
Defaulted Amount                                       3,622,986.11          3,152,072.26           470,913.85

Ending Invested / Transferor Amounts                 909,857,302.62        800,000,000.00       109,857,302.62


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                1.9500%               2.1200%              2.4200%
Monthly Interest Due                                   1,121,683.33            109,533.33           150,040.00        1,381,256.67
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,121,683.33            109,533.33           150,040.00        1,381,256.67
Investor Default Amount                                2,631,980.33            236,405.42           283,686.50        3,152,072.26
Investor Monthly Fees Due                              1,113,333.33            100,000.00           120,000.00        1,333,333.33
Investor Additional Amounts Due
Total Due                                              4,866,997.00            445,938.75           553,726.50        5,866,662.26

Reallocated Investor Finance Charge Collections                                                                      12,824,581.21
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7103%
Base Rate                                                                                                                  3.9953%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       668,000,000.00         60,000,000.00        72,000,000.00      800,000,000.00
Interest Distributions                                 1,121,683.33            109,533.33           150,040.00        1,381,256.67
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,121,683.33            109,533.33           150,040.00        1,381,256.67
Ending Certificates Balance                          668,000,000.00         60,000,000.00        72,000,000.00      800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.68

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.68

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.83

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.83

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $7,107,958.96

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $150,040.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $6,957,918.96

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $10,708,525.31

          a.   Class A Monthly Interest:                        $1,121,683.33
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,631,980.33
          e.   Excess Spread:                                   $6,954,861.64

     2.   Class B Available Funds:                                $961,843.59

          a.   Class B Monthly Interest:                          $109,533.33
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $852,310.26

     3.   Collateral Available Funds:                           $1,154,212.31

          a.   Excess Spread:                                   $1,154,212.31

     4.   Total Excess Spread:                                  $8,961,384.21

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2004-1 Allocable Principal
          Collections:                                        $212,499,042.12

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                        $184,878,527.02

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $184,878,527.02

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,152,072.26

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $188,030,599.28

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $72,000,000.00

     2.   Required Collateral Invested Amount:                 $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $188,030,599.28

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                        $8,961,384.21
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $236,405.42
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $150,040.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $283,686.50
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $6,957,918.96

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 3.9953%
          b.   Prior Monthly Period                                   3.9491%
          c.   Second Prior Monthly Period                            3.7869%

     2.   Three Month Average Base Rate                               3.9104%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7103%
          b.   Prior Monthly Period                                  13.7868%
          c.   Second Prior Monthly Period                           14.2915%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.2628%



XXV. Series 2004-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                459,759,271.23        400,000,000.00        59,759,271.23
Beginning Adjusted Invested Amount                              N/A        400,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables                7,386,694.26          6,426,575.58           960,118.68
Collections of Principal Receivables                 106,249,521.06         92,439,263.51        13,810,257.55
Defaulted Amount                                       1,811,493.05          1,576,036.13           235,456.93

Ending Invested / Transferor Amounts                 454,928,651.31        400,000,000.00        54,928,651.31


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                2.0400%               2.2400%              2.5400%
Monthly Interest Due                                     586,726.67             57,866.67            78,740.00          723,333.33
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                       586,726.67             57,866.67            78,740.00          723,333.33
Investor Default Amount                                1,315,990.17            118,202.71           141,843.25        1,576,036.13
Investor Monthly Fees Due                                556,666.67             50,000.00            60,000.00          666,666.67
Investor Additional Amounts Due
Total Due                                              2,459,383.50            226,069.38           280,583.25        2,966,036.13

Reallocated Investor Finance Charge Collections                                                                       6,444,995.61
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.8098%
Base Rate                                                                                                                  4.0915%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               ------              ----------             -----

Beginning Certificates Balance                       334,000,000.00         30,000,000.00        36,000,000.00      400,000,000.00
Interest Distributions                                   586,726.67             57,866.67            78,740.00          723,333.33
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                      586,726.67             57,866.67            78,740.00          723,333.33
Ending Certificates Balance                          334,000,000.00         30,000,000.00        36,000,000.00      400,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.76

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.76

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.93

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.93

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $3,557,699.48

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $78,740.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $3,478,959.48

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $5,381,571.33

          a.   Class A Monthly Interest:                          $586,726.67
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $1,315,990.17
          e.   Excess Spread:                                   $3,478,854.50

     2.   Class B Available Funds:                                $483,374.67

          a.   Class B Monthly Interest:                           $57,866.67
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $425,508.00

     3.   Collateral Available Funds:                             $580,049.60

          a.   Excess Spread:                                     $580,049.60

     4.   Total Excess Spread:                                  $4,484,412.11
K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2004-2 Allocable Principal
          Collections:                                        $106,249,521.06

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                         $92,439,263.51

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                 $92,439,263.51

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $1,576,036.13

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $94,015,299.64

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $36,000,000.00

     2.   Required Collateral Invested Amount:                 $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:             $94,015,299.64

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                        $4,484,412.11
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $118,202.71
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                  $78,740.00
     9.   Applied to unpaid Monthly Servicing Fee:                $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $141,843.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $3,478,959.48

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 4.0915%
          b.   Prior Monthly Period                                   4.0454%
          c.   Second Prior Monthly Period                            3.8832%

     2.   Three Month Average Base Rate                               4.0067%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.8098%
          b.   Prior Monthly Period                                  13.8799%
          c.   Second Prior Monthly Period                           14.3877%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3591%



XXVI. Series 2004-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount                689,638,906.84        600,000,000.00        89,638,906.84
Beginning Adjusted Invested Amount                              N/A        600,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               11,080,041.39          9,639,863.36         1,440,178.02
Collections of Principal Receivables                 159,374,281.59        138,658,895.27        20,715,386.33
Defaulted Amount                                       2,717,239.58          2,364,054.19           353,185.39

Ending Invested / Transferor Amounts                 682,392,976.97        600,000,000.00        82,392,976.97


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                4.3500%               4.5500%              2.3400%
Monthly Interest Due                                   1,892,250.00            113,750.00            96,720.00        2,102,720.00
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,892,250.00            113,750.00            96,720.00        2,102,720.00
Investor Default Amount                                2,056,727.15            118,202.71           189,124.34        2,364,054.19
Investor Monthly Fees Due                                870,000.00             50,000.00            80,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                              4,818,977.15            281,952.71           365,844.34        5,466,774.19

Reallocated Investor Finance Charge Collections                                                                       9,644,019.08
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7622%
Base Rate                                                                                                                  6.0887%
Excess Spread Percentage                                                                                                   8.3545%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       522,000,000.00         30,000,000.00        48,000,000.00      600,000,000.00
Interest Distributions                                 1,892,250.00            113,750.00            96,720.00        2,102,720.00
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,892,250.00            113,750.00            96,720.00        2,102,720.00
Ending Certificates Balance                          522,000,000.00         30,000,000.00        48,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $3.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $4,273,964.88

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $96,720.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $4,177,244.88

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $8,390,296.60

          a.   Class A Monthly Interest:                        $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $2,056,727.15
          e.   Excess Spread:                                   $4,441,319.45

     2.   Class B Available Funds:                                $482,200.95

          a.   Class B Monthly Interest:                          $113,750.00
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                     $368,450.95

     3.   Collateral Available Funds:                             $771,521.53

          a.   Excess Spread:                                     $771,521.53

     4.   Total Excess Spread:                                  $5,581,291.93

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2004-3 Allocable Principal
          Collections:                                        $159,374,281.59

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                        $138,658,895.27

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $138,658,895.27

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $2,364,054.19

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $141,022,949.46

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $48,000,000.00

     2.   Required Collateral Invested Amount:                 $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $141,022,949.46

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.   Excess Spread:                                        $5,581,291.93
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $118,202.71
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                  $96,720.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $189,124.34
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                         $4,177,244.88

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 6.0887%
          b.   Prior Monthly Period                                   6.2764%
          c.   Second Prior Monthly Period                            6.2634%

     2.   Three Month Average Base Rate                               6.2095%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7622%
          b.   Prior Monthly Period                                  13.8179%
          c.   Second Prior Monthly Period                           14.3343%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.3048%



XXVII. Series 2004-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,264,337,995.88      1,100,000,000.00       164,337,995.88
Beginning Adjusted Invested Amount                              N/A      1,100,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               20,313,409.21         17,673,082.83         2,640,326.38
Collections of Principal Receivables                 292,186,182.92        254,207,974.66        37,978,208.26
Defaulted Amount                                       4,981,605.90          4,334,099.35           647,506.55

Ending Invested / Transferor Amounts               1,251,053,791.11      1,100,000,000.00       151,053,791.11


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                1.9600%               2.1500%              2.3400%
Monthly Interest Due                                   1,550,223.89            152,739.58           199,485.00        1,902,448.47
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,550,223.89            152,739.58           199,485.00        1,902,448.47
Investor Default Amount                                3,618,972.96            325,057.45           390,068.94        4,334,099.35
Investor Monthly Fees Due                              1,530,833.33            137,500.00           165,000.00        1,833,333.33
Investor Additional Amounts Due
Total Due                                              6,700,030.18            615,297.03           754,553.94        8,069,881.16

Reallocated Investor Finance Charge Collections                                                                      17,637,019.72
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7138%
Base Rate                                                                                                                  3.9987%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       918,500,000.00         82,500,000.00        99,000,000.00    1,100,000,000.00
Interest Distributions                                 1,550,223.89            152,739.58           199,485.00        1,902,448.47
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,550,223.89            152,739.58           199,485.00        1,902,448.47
Ending Certificates Balance                          918,500,000.00         82,500,000.00        99,000,000.00    1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.69

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.85

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.85

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $9,766,623.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $199,485.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $9,567,138.56

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $14,726,911.47

          a.   Class A Monthly Interest:                        $1,550,223.89
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,618,972.96
          e.   Excess Spread:                                   $9,557,714.62

     2.   Class B Available Funds:                              $1,322,776.48

          a.   Class B Monthly Interest:                          $152,739.58
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,170,036.90

     3.   Collateral Available Funds:                           $1,587,331.78

          a.   Excess Spread:                                   $1,587,331.78

     4.   Total Excess Spread:                                 $12,315,083.29
K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2004-4 Allocable Principal
          Collections:                                        $292,186,182.92

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                        $254,207,974.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $254,207,974.66

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $4,334,099.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $258,542,074.01

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $99,000,000.00

     2.   Required Collateral Invested Amount:                 $99,000,000.00

     3.   Excess of Collateral Invested Amount

          over Required Collateral Invested Amount:                     $0.00
     4.   Treated as Shared Principal Collections:            $258,542,074.01

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

     1.   Excess Spread:                                       $12,315,083.29
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $325,057.45
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $199,485.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $390,068.94
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $9,567,138.56

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 3.9987%
          b.   Prior Monthly Period                                   3.9526%
          c.   Second Prior Monthly Period                            3.7904%

     2.   Three Month Average Base Rate                               3.9139%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7138%
          b.   Prior Monthly Period                                  13.7901%
          c.   Second Prior Monthly Period                           14.2362%

     4.   Three Month Average Series Adjusted Portfolio Yield        14.2467%



XXVIII. Series 2004-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series            Total Investor         Transferors
A. Investor/Transferor Allocations                 Allocations            Interest              Interest
----------------------------------                 -----------         --------------         -----------
Beginning Invested /Transferor Amount              1,149,398,178.07      1,000,000,000.00       149,398,178.07
Beginning Adjusted Invested Amount                              N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                  N/A              87.0021%             12.9980%
Principal Allocation Percentage                                 N/A              87.0021%             12.9980%
Collections of Finance Chg. Receivables               18,466,735.64         16,066,438.94         2,400,296.71
Collections of Principal Receivables                 265,623,802.65        231,098,158.78        34,525,643.88
Defaulted Amount                                       4,528,732.64          3,940,090.32           588,642.32

Ending Invested / Transferor Amounts               1,137,321,628.28      1,000,000,000.00       137,321,628.28


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements               Class A               Class B              Interest              Total
--------------------------------------               -------               -------             ----------             -----

Principal Funding Account                                      0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                 0.00                0.00

Coupon October 15, 2004 to November 14, 2004                1.9600%               2.1200%              2.3300%
Monthly Interest Due                                   1,409,294.44            136,916.67           180,575.00        1,726,786.11
Outstanding Monthly Interest Due                               0.00                  0.00                 0.00                0.00
Additional Interest Due                                        0.00                  0.00                 0.00                0.00
Total Interest Due                                     1,409,294.44            136,916.67           180,575.00        1,726,786.11
Investor Default Amount                                3,289,975.42            295,506.77           354,608.13        3,940,090.32
Investor Monthly Fees Due                              1,391,666.67            125,000.00           150,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,090,936.53            557,423.44           685,183.13        7,333,543.10

Reallocated Investor Finance Charge Collections                                                                      16,030,941.79
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.7105%
Base Rate                                                                                                                  3.9955%
Excess Spread Percentage                                                                                                  10.4369%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions         Class A               Class B              Interest              Total
--------------------------------------------         -------               -------             ----------             -----

Beginning Certificates Balance                       835,000,000.00         75,000,000.00        90,000,000.00    1,000,000,000.00
Interest Distributions                                 1,409,294.44            136,916.67           180,575.00        1,726,786.11
Principal Deposits - Prin. Funding Account                     0.00                  0.00                 0.00                0.00
Principal Distributions                                        0.00                  0.00                 0.00                0.00
Total Distributions                                    1,409,294.44            136,916.67           180,575.00        1,726,786.11
Ending Certificates Balance                          835,000,000.00         75,000,000.00        90,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                             $1.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                          $1.69

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                             $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                       $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                 $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                             $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                 $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                        $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                         $1.83

     2.   Amount of the distribution in
          respect of class B monthly interest:                          $1.83

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                     $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                       $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                 $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                              $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                             $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $8,877,973.69

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $180,575.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                          $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:         $8,697,398.69

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                     $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $13,385,836.40

          a.   Class A Monthly Interest:                        $1,409,294.44
          b.   Class A Outstanding Monthly Interest:                    $0.00
          c.   Class A Additional Interest:                             $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $3,289,975.42
          e.   Excess Spread:                                   $8,686,566.53

     2.   Class B Available Funds:                              $1,202,320.63

          a.   Class B Monthly Interest:                          $136,916.67
          b.   Class B Outstanding Monthly Interest:                    $0.00
          c.   Class B Additional Interest:                             $0.00
          d.   Excess Spread:                                   $1,065,403.97

     3.   Collateral Available Funds:                           $1,442,784.76

          a.   Excess Spread:                                   $1,442,784.76

     4.   Total Excess Spread:                                 $11,194,755.26

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                           87.0021%

     2.   Series 2004-5 Allocable Principal
          Collections:                                        $265,623,802.65

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                        $231,098,158.78

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                         $0.00

     5.   Item 3 minus item 4:                                $231,098,158.78

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                          $3,940,090.32

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $235,038,249.10

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $90,000,000.00

     2.   Required Collateral Invested Amount:                 $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     $0.00

     4.   Treated as Shared Principal Collections:            $235,038,249.10

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                      N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                       N/A

     3.   Principal Distribution:                                         N/A

     4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-5

     1.   Excess Spread:                                       $11,194,755.26
     2.   Excess Finance Charge Collections:                            $0.00
     3.   Applied to fund Class A Required Amount:                      $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                           $0.00
     5.   Applied to fund Class B overdue Interest:                     $0.00
     6.   Applied to fund Class B Required Amount:                $295,506.77
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                   $0.00
     8.   Applied to Collateral Monthly Interest:                 $180,575.00
     9.   Applied to unpaid Monthly Servicing Fee:              $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                        $354,608.13
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                   $0.00
     12.  Deposited to Reserve Account:                                 $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                      $8,697,398.69

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                 3.9955%
          b.   Prior Monthly Period                                   4.0229%
          c.   Second Prior Monthly Period                            0.0000%

     2.   Three Month Average Base Rate                               0.0000%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                14.7105%
          b.   Prior Monthly Period                                  13.3433%
          c.   Second Prior Monthly Period                            0.0000%

     4.   Three Month Average Series Adjusted Portfolio Yield         0.0000%